Capitalized commission assets	12 Months Ended
Mar. 31, 2019
Revenue From Contracts With Customer1 [Abstract]
Capitalized commission assets
Capitalized commission assets

	March 31, 2019 R’000	March 31, 2018 R’000

Net book value of asset recognized from costs incurred in obtaining a contract	54,066	*

Amortization recognized during the year	30,477	*
– Cost of sales	20,885	*
– Sales and marketing	9,592	*

* Due to the transition method chosen by the Group in applying IFRS 15, comparative information has not been restated to reflect the new requirements. Refer to note 2.1.1.1.
Amortization expense of external commissions capitalized is recognized in cost of sales, while that of internal commissions is recognized in sales and marketing costs. Commission not capitalized under the 12-month practical expedient is also classified in the same manner. This is consistent with the income statement presentation of the commission expense for fiscal 2018.